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                                                                   EXHIBIT 10.41
                                                                  --------------

[CONFIDENTIAL TREATMENT REQUESTED CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN MARKED CONFIDENTIAL AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]


                              AMENDMENT NO. ONE TO
                                  CYCLOSPORINE
                              AMENDED AND RESTATED
                          SUPPLY AND LICENSE AGREEMENT

     The Amended and Restated Supply and License Agreement (the "Restated Agreement") entered into as of March 31, 1997, among GENSIA SICOR INC., a Delaware corporation ("GENSIA SICOR"), VINCHEM, INC., a New York corporation ("VINCHEM"), SICOR S.p.A., an Italian corporation ("SICOR"), and SANGSTAT MEDICAL CORPORATION, a Delaware corporation (the "PURCHASER"), is hereby amended as follows. The Restated Agreement, as amended by this Amendment No. One, shall hereinafter constitute and be referred to as the Agreement.

     1. The definition of Affiliate in Section 1.1 is amended by deleting the words "thirty percent (30%)" and inserting the words "fifty percent (50%)."

     2. The first sentence of the definition of Net Sales in Section 1.13 is amended in full to read as follows: "Net Sales shall mean the amount actually received by PURCHASER and its Affiliates (excluding sales to Affiliates) on sales of Cyclosporine Formulations including the Product to third parties including its distributors, less deductions for (i) ***, (ii) ***; (iii) ***, and (iv) *** such costs are separately indicated on the customer invoice, ***.

     3. The first paragraph of Section 2.1.1 is amended to read in full as follows: "Subject to the terms of the Agreement, GENSIA SICOR (for itself and through SICOR) hereby grants to PURCHASER (i) a nonexclusive, royalty-free right and license under the Proprietary Rights and to the Technical Information to use and obtain the Product but only to directly and indirectly formulate, develop, use, register, market, distribute and sell Cyclosporine Formulations in the Nonexclusive Territory; and (ii) an exclusive, royalty-free right and license under the Proprietary Rights and to the Technical Information to use and obtain with the Product but only to directly and indirectly formulate, develop, use, register, market, distribute and sell Cyclosporine Formulations in the Exclusive Territory; provided, however, that the exclusive licenses granted pursuant to
           --------  -------
clause (ii) herein shall be co-exclusive in each jurisdiction in which GENSIA SICOR (or, GENCHEM PHARMA or SICOR, as the case may be) has binding written agreements, or binding written commitments that will lead to binding written agreements, to sell Product on the Restatement Date (which is limited to only those three European companies and the U.S. company with whom GENSIA SICOR has commitments that are in existence on the

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Restatement Date), but only with respect to such third parties and only until the earlier of expiration or termination of such agreements."

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     4.  Section 2.1.5 is deleted.

     5. Section 2.2 is amended to read in full as follows: "Each of PURCHASER and GENSIA SICOR agrees (and GENSIA SICOR shall cause SICOR to do the same) to advise and keep the other party informed (and GENSIA SICOR shall cause SICOR to do the same) of any adverse events of which it is aware associated with the Cyclosporine Formulations."

     6. Clause 2.3(iii) is hereby amended to read in full as follows: "It will use commercially reasonable efforts to improve the Product strain and Product manufacturing process." Clause (iv) is hereby amended to read in full as follows: "To the best of its knowledge, and except as set forth herein, no other licenses or permissions are required to supply the Product to PURCHASER under the terms of this Agreement."

     7.  The first two sentences of Section 3.1 are amended to read as follows:
"In accordance with the terms of the Agreement, GENSIA SICOR (through SICOR) shall supply PURCHASER's ordered requirements for Product in bulk form for use by PURCHASER in the Territories. The right and license of PURCHASER to purchase Product from GENSIA SICOR and obtain, use and distribute Cyclosporine Formulations containing the Product (including the right to make or have made Cyclosporine Formulations containing the Product to the extent provided in
Article 14 of the Agreement) from GENSIA SICOR and SICOR shall be (i) nonexclusive in the Nonexclusive Territory, and (ii) exclusive in the Exclusive Territory; provided, however, that the rights and licenses set forth in clause
           --------  -------
(ii) above shall be co-exclusive in each jurisdiction in which GENSIA SICOR (or GENCHEM PHARMA or SICOR, as the case may be) has binding written agreements, or binding written commitments that will lead to binding written agreements, to sell Product on the Restatement Date (which is limited to only those three European companies and the U.S. company with whom GENSIA SICOR has commitments that are in existence on the Restatement Date), but only with respect to such third parties and only until the earlier of expiration or termination of such agreements."

     8. Clause (iii) of Section 3.1 is amended to insert the words "use reasonable commercial efforts to" after the word "shall" and before the word "maintain."

     9.  The first sentence of Section 3.3 is hereby amended to read as follows:
"In accordance with the terms of the Agreement, GENSIA SICOR (through SICOR) shall supply PURCHASER's ordered requirements for Product."

     10.  Section 5.1 is deleted in full.

     11. The first two sentences of Section 5.2 are amended to read in full as follows: "PURCHASER shall use commercially reasonable efforts to obtain approval to market its Cyclosporine Formulations in each jurisdiction in the Exclusive Territory. In addition, PURCHASER agrees that if it has not commenced marketing of its Cyclosporine Formulation *** and in *** within *** after obtaining such approval in each such jurisdiction, and provided that GENSIA SICOR has provided quantities of Product in accordance with its obligations hereunder, then the exclusive license and supply rights granted pursuant to Article 2 and Article 3 shall become nonexclusive, but only with respect to the jurisdiction in which PURCHASER has failed to meet its obligations under this Section 5.2."

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     12. Section 6.3(a) is hereby amended to read in full as follows: "GENSIA
SICOR shall use reasonable commercial efforts to commence the expansion (promptly following receipt of necessary governmental expansion permits and approvals and to pursue and complete such expansion and obtain such approvals in accordance with Schedule I hereto), file with the Regulatory Authorities in *** and the *** for approval to produce commercial quantities of Product, and produce validated Product from the facility currently owned by GENSIA SICOR (or its Affiliates) in Santhia, Italy (the "Santhia Facility") that adds manufacturing capacity to produce at such facility initially *** of Product (on an annual basis) and, possibly, *** of Product (on an annual basis). The capacity at the Santhia Facility shall not include the production of Product at other facilities including, without limitation, the current capacity of GENSIA SICOR to produce *** of Product from its Rho facility. This Santhia capacity is hereinafter referred to as the "Santhia #1 Capacity Expansion" and includes the building and all equipment necessary to fully purify (as required by Regulatory Authorities) *** per year of Product, and approvals relating to the foregoing, from *** and *** Regulatory Authorities that authorize the manufacture, marketing and sale in the *** and *** of Product from the Santhia Facility. Certain additional Santhia Capacity Expansion (the "Santhia #2 Capacity Expansion") is described in Section 6.3(c) below. If such capacity is added, the "Santhia #2 Capacity Expansion" shall include the building and all equipment necessary to fully purify (as required by Regulatory Authorities) an additional *** per year of Product at the Santhia Facility, and approvals relating to the foregoing, from *** and *** Regulatory Authorities to authorize the manufacture, marketing and sale in *** and *** from such facility. GENSIA SICOR shall use commercially reasonable efforts to maintain the Santhia Facility (including Santhia #1 Capacity Expansion and, if built, Santhia #2 Capacity Expansion) at the production levels (i.e. for ***, and an additional *** of Product annually, respectively) for which AADA approval is obtained."

     13.  Section 6.3(b) is hereby amended to read in full as follows:
"PURCHASER shall promptly provide (and no later than December 29, 1997) GENSIA SICOR U.S. $2,500,000 in equity funding through the direct purchase from GENSIA SICOR of its Common Stock (price based on a 20 prior day trading average), which shall be used solely for the purpose of completing the Santhia #1 Capacity Expansion. In addition, PURCHASER shall promptly (and no later than December 29, 1997) prepurchase from SICOR $1.0 million of Product against future purchase orders deliverable from GENSIA SICOR. Amounts provided as an advance against purchase orders shall be applied against any Product orders following approval from the FDA of the AADA supplement for PURCHASER'S Cyclosporine Formulation that contains Product manufactured at the Santhia #1 Capacity Expansion, provided that no more than twenty-five percent (25%) of such amount may be applied against any purchase order. PURCHASER may accelerate recovery of the advance against Firm Orders if the Santhia #1 Capacity Expansion is not completed and operating according to the timetable described in Section 6.3(a)."

     14. Section 6.3(c) is hereby amended in full as follows: "At the reasonable request of PURCHASER within one (1) year after approval by the FDA of the AADA filed by SICOR

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to market and sell Product in the United States from the Santhia #1 Capacity
Expansion, and provided that the parties have agreed to extend the commitments set forth in clauses A and B of Exhibit 10 until December 31, 2005 (without affecting the other rights and obligations of the parties under the Agreement), the parties shall negotiate in good faith with respect to the form of financing through which PURCHASER shall provide to GENSIA SICOR up to $2,000,000, to build and complete the Santhia #2 Capacity Expansion. The parties agree that PURCHASER's obligation to provide financing shall not exceed the same proportional financial commitment as its contribution to the cost of the Santhia #1 Capacity Expansion bears to the total cost of such expansion, and GENSIA SICOR shall be under no obligation to accept such financing."

     15. Section 6.3(d) is hereby amended to read in full as follows: "So long as PURCHASER purchases *** of its requirements of bulk Cyclosporine (which, commencing on the one year anniversary after the date of approval by the FDA of AADA supplement for PURCHASER's Cyclosporine Formulation that contains Product manufactured at the Santhia #1 Capacity Expansion and ending on the second anniversary of such date, and then in each year thereafter, is at least *** per year of Product), SICOR shall use the Santhia #1 Capacity Expansion for (and only for) the production and refinement of Product originating from SICOR, Diaspa or third party facilities that are reasonably acceptable to PURCHASER, but in each instance for sale of Product to PURCHASER for production of PURCHASER's Cyclosporine Formulations. Provided that PURCHASER has agreed to provide $2,000,000 of funding towards building the Santhia #2 Capacity Expansion, such facility shall be dedicated to PURCHASER's potential Product requirements, provided, however, that any unused capacity in the Santhia #2
              -----------------
Capacity Expansion may be used by GENSIA SICOR to manufacture non-immunosuppressant cyclosporine (as described in Paragraph 21 below) on behalf of third parties, as long as such manufacturing does not affect the ability of GENSIA SICOR to manufacture Product to meet PURCHASER's Firm Orders."

     16. Section 6.3(e) is hereby amended to read in full as follows: "Except for the funds described in subsection (b) above, GENSIA SICOR shall be solely responsible for funding required to complete and fully validate the Santhia #1 Capacity Expansion and the Santhia #2 Capacity Expansion."

     17. Section 9.4 is hereby amended to read in full as follows: "The parties acknowledge and agree that all information, technology, materials, know-how, regulatory filings and permissions (except where prohibited by law or regulation) developed or prepared by or on behalf of PURCHASER, GENSIA SICOR and SICOR, respectively, in connection with the Agreement shall be and remain the confidential and proprietary information of PURCHASER, GENSIA SICOR and SICOR, respectively."

     18. Section 14.1 is hereby amended by adding the following words prior to the first sentence: "For so long as PURCHASER purchases at least *** of its requirements of bulk Cyclosporine product for its Cyclosporine Formulations from GENSIA SICOR, ..." Section 14.1 is hereby amended by adding the following new paragraph following the first paragraph: "Notwithstanding the above, with respect to clauses 14.1(i) and (ii), SICOR shall have six months to cure the events mentioned therein before they will be deemed a Transfer Event, so long as

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during such six month period, SICOR is exercising reasonable commercial efforts to cure such events."

     19. Section 15.10 is hereby amended to read in full as follows: "Each of GENSIA SICOR and PURCHASER shall maintain a comprehensive general liability insurance policy providing sufficient extensive coverage for personal injury, bodily injury, property damages, or such coverage as is usual and customary in the pharmaceutical industry. Each of GENSIA SICOR and PURCHASER shall also provide commercially reasonable coverage for product liability insurance for a minimum of $3 million (U.S.), and that said policies include, in the case of GENSIA SICOR, human in vivo use of the Product (if such coverage is feasible) and, in the case of PURCHASER, PURCHASER's Cyclosporine Formulations. A certificate of said product liability insurance policies shall be promptly delivered to each other by GENSIA SICOR and PURCHASER, respectively."

     20. Exhibits 4, 6 and 10 are amended in full as set forth in the Exhibits hereto.

     21.  Other:

          (a) The parties agree that SICOR retains all rights to the Product as it relates to an intermediate and/or raw material regarding chemical derivatives of Cyclosporine which are not (i) immuno-suppressants, (ii) to be used in transplantation, or (iii) to be used in auto-immune diseases.

          (b) GENSIA SICOR represents and warrants that it has entered into a binding written supply agreement with Diaspa to assist with SICOR's supply of Product to PURCHASER.

          (c) Should SICOR eliminate one or more of the *** companies referred to in Sections 2.1.1 and 3.1 hereof, SICOR and PURCHASER will discuss whether or not to increase the basic purchases provided in the Agreement from *** to ***.

          (d) The parties agree that SICOR shall be deleted as a signatory to this Agreement provided that SICOR remains a wholly-owned subsidiary of GENSIA SICOR and GENSIA SICOR is responsible for ensuring that SICOR and GENSIA SICOR's other Affiliates (to the extent that the obligations of GENSIA SICOR are delegated to other Affiliates as permitted hereunder) fulfill the obligations set forth in the Agreement.

     22. Except as set forth herein, the Restated Agreement shall remain in full force and effect.

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     IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective corporate officers, duly authorized as of the day and year first above written.


SANGSTAT MEDICAL CORPORATION          GENSIA SICOR INC.


By:       /s/ Philippe Pouletty, M.D.  By:      /s/ Michael D. Cannon
          ---------------------------          ------------------------
Name:     Philippe Pouletty, M.D.      Name:
Title:    Chairman and Chief
                                               ------------------------
          Executive Officer            Title:  Executive Vice President
                                               ------------------------
Date:     December 22, 1997            Date:   December 22, 1997


VINCHEM, INC.

By:       /s/ Vinent Ursino
          ---------------------------
Name:     Vincent Ursino
Title:    President
Date:     December 22, 1997


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                                   EXHIBIT 4
                                   ---------


     For the period beginning *** and ending *** (the "***"), the following additional terms and conditions shall apply to the obligations of the parties with respect to the supply and purchase of Product.

                         PRICE PER KILOGRAM OF PRODUCT

                                      ***

     The parties will negotiate in good faith to review the *** purchase commitment and exclusivity provisions of the Agreement not less than nine (9) months prior to the end of the ***. Should the parties fail to reach an agreement, then any additional purchases of Product by PURCHASER after the *** shall be at prices established for year ***, adjusted from the last day of the *** for (i) inflation at a standard governmental index for Milan, Italy, and
(ii) foreign exchange variances between the U.S. dollar and the Italian Lira (or it equivalent in Euro currency) from those in effect on the date hereof.

     The parties agree that in the event that PURCHASER deems it necessary (whether by *** or otherwise) to establish (or thereafter reduce) the *** of a *** in a *** for a *** to a price that is at least *** in *** calendar quarter of ***, the parties shall in good faith negotiate the prices for the Product sold to PURCHASER to take into account such changing market conditions, and in any event GENSIA SICOR agrees to sell Product to PURCHASER at ***.

     For the purposes of this Exhibit 4, "ASP" shall mean ***.

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                                   EXHIBIT 6
                                   ---------

                              EXCLUSIVE TERRITORY

           United States (including its Territories and Possessions)
                                    Canada
                                    Mexico
         European Economic Area (as it existed on the Effective Date)

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

                                   EXHIBIT 10
                                   ----------

     A. Subject to Paragraphs B and C below, during the ***, Period, PURCHASER agrees to purchase at least *** of its worldwide requirements for Cyclosporine bulk product from SICOR.

     B. If in a calendar year during the ***, *** or more of the aggregate net kilogram quantity of Product sold by SICOR and its Affiliates are to the *** and *** company described in Section 3.1 of the Agreement then, subject to SICOR's ability to supply PURCHASER in accordance with its firm orders PURCHASER shall be required to purchase no more than *** of its worldwide requirements for Cyclosporine bulk product from SICOR during the immediate succeeding calendar year, and *** of its worldwide requirements for Cyclosporine bulk product during the next succeeding calendar year. The obligations of the parties under this Paragraphs B. shall apply only if, after the one year anniversary of the date of approval by the FDA of the AADA supplement for PURCHASER'S Cyclosporine Formulation that contains Product manufactured at the Santhia #1 Capacity Expansion (which is measured commencing on the one year anniversary after such date and ending on the second anniversary of such date, and then in each year thereafter), PURCHASER is purchasing a minimum of *** per year of Product from SICOR; in the event that PURCHASER fails to purchase a minimum of *** in any such year, then the obligations of the parties under this Paragraph B shall not apply in the succeeding year. However, if in such succeeding year, PURCHASER purchases *** of Product, then the obligations of the parties shall apply in the next succeeding year (provided, that such year is within the *** and any extensions of the commitments made with respect thereto).

     C. During the ***, PURCHASER may purchase from third parties the greater of either (a) *** of its worldwide requirements for Cyclosporine bulk product, or (b) *** Kg in ***, *** Kg in ***, and *** in *** and each of the ***, of Cyclosporine bulk product.

     D. For the avoidance of doubt, after the ***, unless the obligations set forth in Paragraphs A. and B of this Exhibit 10 have been extended pursuant to
Section 6.3(c) or otherwise, (i) PURCHASER shall have no obligation to purchase quantities of Cyclosporine bulk product from SICOR and (ii) SICOR's obligation to supply Product to PURCHASER shall become nonexclusive, the license grant in
Section 2.1.1 shall become nonexclusive license, and Section 2.3(iii) and
Section 2.3(v) of Article 2, Article 5, Section 6.3 of Article 6, the final sentence of Section 13.1 of Article 13 and Article 14 shall terminate.

     E.   Audit Rights.  Each party agrees to keep complete and accurate records
          ------------
so that the other party may confirm compliance with the provisions of this Amendment. Upon fifteen (15) days prior written notice, each party shall have the right to have a Big Six (or one of their successors in interest) Deloitte & Touche accounting firm review the books and records of the other party to confirm compliance with the provisions of this Amendment, provided that such accounting firm (i) shall execute and deliver the standard confidentiality agreement of the party that will be subject of the audit, and (ii) shall only disclose to the party requesting the audit, the extent (and no other substantive matters) of any discrepancy between the books and records and the obligations hereunder.

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                                   SCHEDULE I
                                   ----------
           MANUFACTURING (INCLUDING PURIFICATION) SCALE-UP TIMETABLE
           ---------------------------------------------------------

                                      ***

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                                      ***

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